SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 19, 2014
Date of Report (Date of earliest event reported)

Bridgetech Holdings International, Inc.
(Exact name of registrant as specified in its charter)

DELAWARE
(State or other jurisdiction of incorporation)

000-51697
(Commission File Number)

21-1992090
(I.R.S. Employer Identification No.)

2705 Garnet Ave Suite 2a San Diego, CA 92109
(Address of principal executive offices)

(858) 847-9090
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Change in Registrant’s Certifying Accountant

(a) Previous independent registered public accounting firm.

Effective December 19, 2014, the Registrant dismissed GBH CPAs, PC as its independent registered public accounting firm.  GBH CPAs, PC which firm was engaged by the Registrant’s on March 7, 2011 and audited our financial statements for the fiscal years ended December 31, 2010, 2011 and 2012 and as well as review our quarterly financial statements from the date of engagement to the quarter ended September 30, 2013. The change in the Registrant’s auditors was recommended and approved by the Board of Directors of the Registrant.

GBH CPAs, PC issued its auditors’ report on the financial statements for the years ended December 31, 2010, 2011, and 2012 which included an explanatory paragraph as to the Registrant’s ability to continue as a going concern.

Other than the going concern disclosure described above, the auditors’ report of GBH CPAs, PC on the financial statements of the Registrant for the years ended December 31, 2010, 20111, and 2012, contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

During the years ended December 31, 2010, 2011, and 2012, and through the date of the termination of GBH CPAs, PC  there have been no disagreements with GBH CPAs, PC (as defined in Item 304(a)(1)(iv) of Regulation S-K) on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of GBH CPAs, PC, would have caused them to make reference thereto in their report on financial statements for such years.

During the years ended December 31, 2010, 2011, and 2012, and through the date of the dismissal of GBH CPAs, PC, there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The Registrant provided GBH CPAs, PC with a copy of this Current Report on Form 8-K, and requested that GBH CPAs, PC furnish the Registrant with a letter addressed to the U.S. Securities and Exchange Commission stating whether GBH CPAs, PC agrees with the disclosure contained in this report, or, if not, stating the respects in which it does not agree.  The Registrant has received the requested letter from GBH CPAs, PC, and a copy of Jewett Schwartz Wolfe & Associates ’s letter is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) New independent registered public accounting firm.

On December 19, 2014, and effective the same date, on the recommendation of the Registrant’s Board of Directors, the Registrant engaged Malonebailey LLP as its independent registered public accounting firm to audit the Registrant’s financial statements for the fiscal year ending December 31, 2013 and to perform procedures related to the financial statements included in the Registrant’s quarterly reports on Form 10-Q, beginning with the quarter ended March 31, 2014.

During the two fiscal years ended December 31, 2012 and 2013, and through the date of the engagement of Malonebailey LLP, neither the Registrant nor anyone on its behalf has consulted with Malonebailey LLP regarding either:

(a)
The application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant’s financial statements, and neither was a written report provided to the Registrant nor was oral advice provided that GBH CPAs, PC, concluded was an important factor considered by the Registrant in reaching a decision as to an accounting, auditing, or financial reporting issue; or

(b)	Any matter that was either the subject of a disagreement or a reportable event, as each term is defined in Items 304(a)(1)(iv) or (v) of Regulation S-K, respectively.

SECTION 9.  Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

The following exhibits are furnished as part of this report:

(d)	Exhibits Number	Description

	16.1	Letter of GBH CPAs, PC, dated December 23, 2014, regarding change in independent registered public accounting firm.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bridgetech Holdings International, Inc.

/s/ Scott Landow
Scott Landow
President, CEO & CFO

Date: December 23, 2014

EXHIBIT INDEX

Number	Description
16.1	Letter of GBH CPAs, PC, dated December 23, 2014, regarding change in independent registered public accounting firm.